UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 30, 2024
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01 Regulation FD Disclosure

On January 31 and February 1, 2024, executive management of Central Valley Community Bancorp will meet with investors at the Janney’s CEO Forum in Scottsdale, Arizona.

A copy of the information in the investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K filed on January 30, 2024 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

Forward-looking Statements - Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region, including the impact of inflation; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in general economic and business conditions, including inflation; (11) changes and trends in the securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, acts of war or terrorism, or hostilities; (14) natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; (15) risks related to the proposed merger with Community West, including, among others, conditions to the closing of the merger may not be satisfied; the Company’s and Community West respective shareholders may fail to provide the requisite approvals for the consummation of the merger; the expected business expansion may be less successful as projected; the integration of each party’s management, personnel and operations may not be successfully achieved or may be materially delayed or may be more costly or difficult than expected, deposit attrition, customer or employee loss and/or revenue loss as a result of the announcement of the proposed merger, and expenses related to the proposed merger may be greater than expected, (16) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

Additional Information and Where to Find it.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company has filed a registration statement on Form S-4 (the "Registration Statement") with the SEC. The Registration Statement was declared by the SEC to be effective on December 27, 2023, and a joint proxy statement/prospectus was distributed to the shareholders of Community West and the Company in connection with their vote on the proposed merger on or about January 5, 2024.

SHAREHOLDERS OF THE COMPANY AND COMMUNITY WEST ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders are urged to carefully review and consider each of the Company and Community West public filings with the SEC, including but not limited to the joint proxy/prospectus and their respective Annual Reports on Form 10-K, its Proxy Statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Central Valley’s documents filed with the SEC may be obtained free of charge at the Company’s website at www.cvcb.com or at the SEC’s website at www.sec.gov. The Company’s documents may also be obtained free of charge from the Company by requesting them in writing to Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720; Attention: Corporate Secretary, or by telephone at (559) 298-1775. Community West documents filed with the SEC may be obtained free of charge at Community West’s website at www.communitywestbank.com or at the SEC’s website at www.sec.gov. Community West documents may also be obtained free of charge from Community West by requesting them in writing to Community West Bancshares, 445 Pine Avenue, Goleta, California 93117, or by telephone at (805) 692-5821; Attention Corporate Secretary.

No Offer or Solicitation
This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation
The directors, executive officers and certain other members of management and employees at Community West and the Company may be deemed participants in the solicitation of proxies in favor of the merger from their respective shareholders. Information about the directors and executive officers of Community West is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2023. Information about the directors and executive officers of the Company is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2023.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Investor Relations Presentation of Central Valley Community Bancorp January 31 - February 1, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 30, 2024	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ Shannon Livingston Shannon Livingston Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Investor Relations Presentation of Central Valley Community Bancorp February 2024